                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 2002


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
 -------------------------------------------------------------------------------
                           (Exact name of registrant)


         Delaware                         333-70246               13-3789046
------------------------------   -------------------------   -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


              270 Park Avenue, New York, New York                10017
              ----------------------------------------------     --------------
              (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 270-5918

Item 5.  Other Events:


         On or about October 15, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4 (the "Certificates"), as contemplated by the Pooling and Servicing Agreement, dated as of April 29, 2002, for the Certificates (the Pooling and Servicing Agreement").

         A copy of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 4.02 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        --------------

                  20.1 Monthly Report with respect to the October 15, 2002 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 18, 2002

                                    JPMORGAN CHASE BANK,
                                    As Paying Agent, on behalf of
                                    J.P. Morgan Chase Commercial Mortgage
                                    Securities Corp.

                                    By:  /s/ Diane E. Wallace
                                    -----------------------------------
                                    Name:    Diane E. Wallace
                                    Title:   Assistant Vice President

                                      INDEX TO EXHIBITS
                                      ----------------------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Monthly Report with respect to the
                                      distribution to certificateholders
                                      October 15, 2002.